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                                     Exhibit 23.3



                            INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of the Charles Schwab Corporation on Form S-8 to be filed on January 20, 1998 of our report dated May 26, 1996 appearing in this Annual Report on Form 11-K of The Charles Schwab Profit Sharing and Employee Stock Ownership Plan for the year ended December 31, 1995.

                                         /s/ LeRoy Accountancy Corporation
                                         ---------------------------------

January 20, 1998